                                                                    EXHIBIT 10.8


                                   CORPERATE

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     AWARD/CONTRACT                   THIS CONTRACT IS A RATED ORDER            RATING                    PAGE OF PAGES
                                      UNDER DPAS (15 CFR 350)                                 DO           1        34
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CONTRACT (Proc.Inst.Ident.) NO.       3. EFFECTIVE DATE          4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

               N39998-00-C-0818                                                         0151-00
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ISSUED BY                 CODE          N39998            6.  ADMINISTERED BY  (If other than Item 5)       CODE      N39998
                                -----------------------                                                          -------------------
Office of Special Technology                              See Blk #6                                Ser: ___________________
10530 Riverview Road
Fort. Washington, Md. 20744                                  Approved as to form
                                                          and legality: DBH
                                                                       ----
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NAME AND ADDRESS OF CONTRACTOR (No, street, city, county, State and ZIP Code)          8. DELIVERY

Irvine Sensors                                                                           [_] FOB ORIGIN       [X] OTHER (See below)
                                                                                      ----------------------------------------------
001 Redhill Avenue, #3                                                                 9. DISCOUNT FOR PROMPT PAYMENT
Costa Mesa, CA 92626
                                                                                       See Section G
                                                                                      ----------------------------------------------
                                                                                      10. SUBMIT INVOICES       ITEM
                                                                                      (4 copies unless other-
                                                                                       wise specified) TO THE
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CODE                              FACILITY CODE                                        ADDRESS SHOWN IN:           See Section G
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1.  SHIP TO/MARK FOR       CODE          N39998              12. PAYMENT WILL BE MADE BY                    CODE      N39998
                                ---------------------------                                                      -------------------
See Section D                                                See Section G

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13. AUTHORITY FOR USING OTHER THAN FULL, AND OPEN COMPETI-   14. ACCOUNTING AND APPROPRIATION DATA
    TION:
[X] 10 U.S.C. 2304 (c) (    )   [_] 41 U.S.C. 253 (C) (    )
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15A. ITEM NO.            15B. SUPPLIES/SERVICES                15C. QUANTITY      15D. UNIT           15E. UNIT PRICE   15F. AMOUNT
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      0001          3D Imager




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                                                                   15G. TOTAL AMOUNT OF CONTRACT                    $ 3,045,096.00
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                                                       16. TABLE OF CONTENTS
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 (X)  SEC.             DESCRIPTION             PAGE(S)   (X)     SEC.           DESCRIPTION                           PAGE(S)
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                 PART I - THE SCHEDULE                                      PART II - CONTRACT CLAUSES
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 X   A   SOLICITATION/CONTRACT FORM                       X     I       CONTRACT CLAUSES
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 X   B   SUPPLIES OR SERVICES AND PRICES/COSTS                  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
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 X   C   DESCRIPTION/SPECS./WORK STATEMENT                X     J       LIST OF ATTACHMENTS
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 X   D   PACKAGING AND MARKING                                           PART IV - REPRESENTATIONS AND INSTRUCTIONS
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 X   E   INSPECTION AND ACCEPTANCE                              K       REPRESENTATIONS, CERTIFICATIONS AND
-------------------------------------------------------
 X   F   DELIVERIES OR PERFORMANCE                                      OTHER STATEMENTS OF OFFERORS
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 X   G   CONTRACT ADMINISTRATION DATA                           L       INSTRS., CONDS., AND NOTICES TO OFFERORS
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 X   H   SPECIAL CONTRACT REQUIREMENTS                          M       EVALUATION FACTORS FOR AWARD
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                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. [X]  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-     18.   [_]  AWARD  (Contractor is not required to sign this
  quired to sign this document and return  2 copies to               document.) Your offer on Solicitation Number________________.
  issuing office.) Contractor agrees to furnish and                  including the additions or changes made by you which additions
  deliver all items or perform all the services set forth            or changes are set forth in full above, is hereby accepted as
  or otherwise identified above and on any continuation              to items listed above and on any continuation sheets. This
  sheets for the consideration stated herein. The rights             award consummates the contract which consists of the
  and obligations of the parties to this contract shall              following documents: (a) the Government's solicitation and
  be subject to and governed by the following documents: (a)         your offer, and (b) this award/contract. No further contractual
  this award/contract, (b) the solicitation, if any,                 document is necessary.
  and (c) such provisions, representations,
  certifications, and specifications, as are attached or
  incorporated by reference herein. (Attachments are
  listed herein.)
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19A. NAME AND TITLE OF SIGNER (Type or print)                     20A. NAME OF CONTRACTING OFFICER

      JOHN J. STUART, JR.                                         Darlene Abel
      SR. VICE PRESIDENT                                          CONTRACTING OFFICER
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19B. NAME OF CONTRACTOR                    19C. DATE SIGNED       20B. UNITED STATES OF AMERICA                    20C. DATE SIGNED

BY  /s/ John J. Stuart, Jr.                       31AUG00         BY        /s/ Darlene M Abel                        8/31/00
   ---------------------------------                                 ----------------------------------
   (Signature of person authorized to sign)                          (Signature of Contracting Officer)
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

NSN 7540-01-152-8069               26-107           STANDARD FORM 26 (REV. 4-B5)
PREVIOUS EDITION UNUSUABLE                          Prescribed by GSA
                                                    FAR (48 CFR) B3.214 (a)

SECTION B:     SUPPLIES/SERVICES AND PRICES/COSTS

Item           Description                        Amount
----           -----------                        ------
0001           Development of                     $1,192,006
               3D Imaging Sensors
               (Phase I)


          Cost Sharing Agreement                  Cost to Government
          ----------------------                  ------------------
     Total Estimated Cost:     $1,338,018    Total Estimated Cost:    $1,068,980
     FCCM:                     $   53,704    FCCM:                    $   42,906
     Fixed Fee:                $  100,284    Fixed Fee:               $   80,120
                               ----------                             ----------
     CPFF:                     $1,492,006    CPFF:                    $1,192,006
     Irvine Cost Share:        $  300,000
                               ----------
     Total Cost to Government: $1,192,006

0002           Data in Support                    NSP
               of Item 0001

PAYMENT OF FIXED FEE: The Government shall make payments on account of the fixed fee equal to 7.495% of the amount of each invoice (less FCCM) submitted by the contractor under the Clauses entitled "Allowable Cost and Payment," FAR 52.216-7 and "Fixed Fee," 52.216-8 of the General Clauses hereto, subject to the withholding provisions of paragraph (b) of FAR 52.216-8; provided that the total of all such payments shall not exceed 85 percent of the fixed fee. Any balance of fixed fee shall be paid to the contractor or any overpayment of fixed fee shall be refunded by the contractor or credited to the Government at the time of final payment.

OPTION ITEMS

Item           Description                        Amount
----           -----------                        ------
0003           Development of                     $1,853,090
               3D Imaging Sensors
               (Phase II)


     Cost Sharing Agreement                  Cost to Government
     ----------------------                  ------------------
     Total Estimated Cost:     $2,065,743    Total Estimated Cost:    $1,662,119
     FCCM:                     $   82,086    FCCM:                    $   66,047
     Fixed Fee:                $  155,261    Fixed Fee:               $  124,925
                               ----------                             ----------
     CPFF:                     $2,303,090    CPFF:                    $1,853,090
     Irvine Cost Share:        $  450,000
                               ----------
     Total Cost to Government: $1,853,090

0004           Data in Support                    NSP
               of Item 0003

PAYMENT OF FIXED FEE: The Government shall make payments on account of the fixed fee equal to 7.516% of the amount of each invoice (less FCCM) submitted by the contractor under the Clauses entitled "Allowable Cost and Payment," FAR 52.216-7 and "Fixed Fee," 52.216-8 of the General Clauses hereto, subject to the withholding provisions of paragraph (b) of FAR 52.216-8; provided that the total of all such payments shall not exceed 85 percent of the fixed fee. Any balance of fixed fee shall be paid to the contractor or any overpayment of fixed fee shall be refunded by the contractor or credited to the Government at the time of final payment.

SECTION C: DESCRIPTION/WORK STATEMENT

Items 0001-0004:         Shall be performed in accordance with the Statement of
                         Work, attachment II, hereto.

SECTION D: PACKAGING/MARKING

All deliverables shall be sent to the Office of Special Technology (OST) at the following address unless otherwise noted:


                         Office of Special Technology
                         10530 Riverview Road
                         Fort Washington, MD 20744-5821

SECTION E: INSPECTION/ACCEPTANCE

Inspection and acceptance for all deliverables under this contract shall be performed by the Contracting Officer's Representative (COR) or his duly appointed Government representative at the address stated in Section D.

SECTION F: DELIVERIES/PERFORMANCE

The period of performance for Items 0001-0002 (Phase I) is from date of contract award through 12 months.

The period of performance for Items 0003-0004 (Phase II) is from date of option exercise date through 18 months.

SECTION G: CONTRACT ADMINISTRATION

G-1  Contract Administration
----------------------------

Purchasing Office Representative                  Mark Mehler
                                                  (301)203-2659

Contracting Officer Representative                Sylvia Morales
                                                  (301)203-2636

Contractor Representative                         Gail Lafferry
                                                  (714)444-8712

G-2  Invoicing and Paving Instructions
--------------------------------------

a. Attention should be directed to FAR 52.232-25 entitled "Prompted Payment," which is incorporated into this contract by the applicable general provision in Section I herein.

b. The contractor shall submit proper invoices/vouchers on Standard Form (SF) 1034 Public Voucher. An original and one (1) copy is required. All vouchers shall be submitted to the Contracting Officer at the following address:

                              Office of Special Technology
                              10530 Riverview Road
                              Fort Washington, MD 20744

c. Any invoices/vouchers that do not conform to the above mentioned specifications will be returned to the contractor for corrections. Payment will only be made on properly submitted invoices/vouchers.

d. The Contracting Office will forward the original, approved voucher to the following address for payment:

                         Navy Systems Management Activity
                         1931 Jefferson Davis Highway, Suite 802 (S. Casteel) Arlington, VA 22202

G-3       Administrative Procedures Relating to Electronic Funds Transfer
-------------------------------------------------------------------------
          Payment Methods
          ---------------

(U) Electronic Funds Transfer (EFT) is available under the proposed contract. It is required that your financial institution be a participating member of the National Automated Clearing House Association.

(U) It is the responsibility of the payee to authorize the payers to forward payments in accordance with EFT methods. This authorization must be communicated in writing via the SF 3881, Payment Information Form; the Automated Clearing House (ACH) Vendor Payment System form will be provided for use in enrolling in the program upon award. We have filled in the Agency Information Section of the form. It will be necessary to complete the Financial Institution section. In addition to the signature/title of your bank representative, please the ACH form notarized by the bank. This will avoid delays in processing payments. If you already have and ACH form on file for another of this Contracting Activity's contracts, a letter signed by the Authorized official on the SF 3881 identifying the new contract number will suffice. The forms or letters should be mailed to the address shown below;

                         Navy Systems Management Activity
                         1931 Jefferson Davis Highway, Suite 802 (S. Casteel) Arlington, VA 22202

(U) To assist your company in identifying its payments, an addendum record will be included with each payment issued to your bank. An addendum contains accounting or payment information (e.g. invoice number, discount terms). You and your bank should agree how and when the addendum information will be provided to your company. We will use the CTX ACH payment format to transmit your payments and addenda records to your bank.

G-4       Accounting and Appropriation Data
-------------------------------------------

See Attachment I

G-5       Contracting Officer's Representative (252,201-7000) DEC 91
--------------------------------------------------------------------

(a) (U) Definition: Contracting Officer's Representative means an individual designated in accordance with subsection 201,602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) (U) If the Contracting Officer designates a contracting officer representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

SECTION H:  SPECIAL CONTRACT REQUIREMENTS

H-1   Contracting Officer Authority
H-2   Availability of Funds
H-3   Estimated Cost and Cost Sharing
H-4   Allotment of Funds

H-1   Contracting Officer Authority (Jun 1994) (FAC 5252,201-9300)
------------------------------------------------------------------

In no event shall any understanding or agreement between the Contractor and any Government employee other than the Contracting Officer on any contract, modification, change order, letter or verbal direction to the Contractor be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by an appointed Contracting Officer. The Contractor is hereby put on notice that in the event a Government employee other than the Contracting Officer directs a change in the work to be performed or increases the scope of the work to be performed, it is the Contractor's responsibility to make an inquiry of the Contracting Officer before making the deviation. Payments will not be made without being authorized by an appointed Contracting Officer with the legal authority to bind the Government.

H-2   Availability Of Funds (APR 1984) (FAR 52,232-18)
------------------------------------------------------

Funds are not presently available for this contract. The Government's obligation under this contract is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the Contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.

H-3   Estimated Cost and Cost Sharing (NFS 18-52.216-73) (DEC. 1991)
--------------------------------------------------------------------

      a. It is estimated that the total cost of performing the work under this contract will be $1,492,006 for Phase I and $2,303,090 for Phase II.

      b. For performance of the work under this contract, the Contractor shall be reimbursed for not more than 79.893% for Phase I and 80.461% for Phase II of the costs of performance determined to be allowable under the Allowable Cost and Payment clause. The remaining 20.107% for Phase I and 19.539% for Phase II or more of the costs of performance so determined shall constitute the Contractor's share for which it will not be reimbursed by the Government.

      c. For purposes of the Limitation of Funds clause, the total estimated cost to the Government is hereby established as $1,192,606 for Phase I and $1,853,090 for Phase II; this amount is the maximum cost for which the Government is obligated.

      d. The Contractor shall maintain records of all contract costs claimed by the Contractor as constituting part of its share. Those records shall be subject to audit by the Government. Cost contributed by the Contractor shall not be charged to the Government under any other grant, contract, or agreement (including allocation to other grants, contracts or agreements as part of an independent research and development program).

H-4   Allotment of Funds (S-89 JAN) SPA 5252.232-9200
-----------------------------------------------------

a. This contract is incrementally funded with respect to both cost and fee.

b. The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled "Fixed Fee", are as follows;

                 Items                   Allotted to Fixed Fee
                 -----                   ---------------------
                 0001                            $2966

c. The amounts presently available and allotted to this contract for payment of cost, subject to the Section I, "Limitation of Funds" clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows:

                   Items                     Allotted to Cost
                   -----                     ----------------
                   0001                           $41.163

d. The parties contemplate that the Government will allot additional amounts to this contracts from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.

                     License Agreement for a Non-Standard
                   License to Possess and Use Technical Data
                   -----------------------------------------


The parties hereby agree as follows:

1.   Definitions: The following items shall have the meanings specified below.

     a.   U.S. Government - The United States Government

     b.   Government Contract - U.S. Government Contract No. N39998-00-C-0818.

     c.   Contractor - Irvine Sensors Corp.

     d. Technical Data - Technical data as defined in Department of Defense Federal Acquisition Regulations Supplement (DFARS) 252,227-7013.

2. The Contract agrees that in exchange for consideration negotiated as part of the Government Contract's estimated cost and fixed fee, the U.S. Government shall have unlimited rights to all technical data (as that term is defined in DFARS 252,227-7013) delivered under the Government Contract including data developed under Contract Line Item Number 0001 and Option Contract Line Item Number 0003 (if and to the extent exercised) under a cost-sharing agreement.

3. Any modifications to this agreement shall not be effective unless the same are by mutually agreed to the U.S. Government and the Contractor.

4. This specifically negotiated license rights agreement shall be incorporated as an Attachment to the Government Contract. The Contractor is hereby agreeing to provide unlimited rights in all Technical Data delivered under the contract. The rights granted by this License Agreement shall replace and supercede in their entirety any Contractor rights that would have been created in the technical data by any clause or specification contained in the Government Contract, including without limitation, clauses entitled "Rights in Technical Data-Noncommercial Items," "Rights in Noncommercial Computer Software and Noncommercial Software Documentation." "Technical Data," "Rights in Bid or Proposal Information," or "Deferred Ordering of Technical Data or Computer Software."


     /s/ Darlene M. Abel                        /s/ [ILLEGIBLE]
     -------------------------------         ----------------------------------
     Darlene Abel                            [Name of Contractor Signatory]
     Procuring Contracting Officer           [Position] Chief Financial Officer
     Office of Special Technology            Irvine Sensors Corp.
     Date:                                   Date: 31 August 2000